SCHEDULE OF INVESTMENTS

ROYCE GLOBAL VALUE TRUST

MARCH 31, 2024 (UNAUDITED)

	SHARES	VALUE
COMMON STOCKS – 102.9%

Australia – 3.2%
Cochlear	4,000	$879,780
IPH	253,881	1,043,936
Steadfast Group	53,300	204,230
Technology One	40,400	446,763
Total		2,574,709

Bermuda – 0.8%
Bank of N.T. Butterfield & Son	21,000	671,790
Total		671,790

Brazil – 1.2%
Odontoprev	171,600	416,050
TOTVS	97,885	553,889
Total		969,939

Canada – 15.3%
Alamos Gold Cl. A	94,100	1,387,307
Altus Group	14,760	565,316
AutoCanada [1]	45,840	909,659
Canaccord Genuity Group	84,472	555,019
Computer Modelling Group	101,500	762,065
Descartes Systems Group (The) [1,2]	8,424	771,049
IMAX Corporation [1]	51,171	827,435
Major Drilling Group International [1]	194,300	1,290,982
Onex Corporation	13,300	996,309
Pan American Silver [2]	12,700	191,516
Pason Systems	71,300	823,249
Sprott	45,635	1,683,834
TELUS	16,311	260,942
TMX Group	47,600	1,255,582
Total		12,280,264

France – 0.8%
ALD	39,000	275,592
Esker	1,800	361,782
Total		637,374

Germany – 0.8%
Carl Zeiss Meditec	3,400	424,765
CompuGroup Medical	3,300	101,537
STRATEC	3,300	143,120
Total		669,422

Greece – 1.0%
Sarantis	64,500	816,938
Total		816,938

Iceland – 0.3%
Embla Medical [1]	51,000	247,113
Total		247,113

India – 3.2%
AIA Engineering	28,440	1,353,417
BSE	7,232	218,952
Dish TV India [1]	3,777,000	760,812
Tarsons Products [1]	49,000	229,717
Total		2,562,898

Indonesia – 0.3%
Ace Hardware Indonesia	4,000,000	222,012
Total		222,012

Ireland – 0.7%
Avadel Pharmaceuticals ADR [1]	35,460	598,919
Total		598,919

Israel – 5.1%
Cellebrite DI [1]	80,868	896,017
Global-e Online [1]	5,200	189,020
Nova [1,2,3]	5,700	1,011,066
Phoenix Holdings	48,500	484,360
Tel Aviv Stock Exchange	222,300	1,499,997
Total		4,080,460

Italy – 1.0%
Carel Industries	35,800	785,975
Total		785,975

Japan – 2.1%
As One	11,200	195,471
Fukui Computer Holdings	10,800	184,067
NSD	12,200	235,167
Square Enix Holdings	6,800	261,525
TechnoPro Holdings	7,200	143,591
TKC Corporation	25,500	624,108
Total		1,643,929

Mexico – 0.2%
Becle	63,000	148,097
Total		148,097

Netherlands – 1.2%
IMCD	5,500	969,266
Total		969,266

New Zealand – 0.3%
Fisher & Paykel Healthcare	17,000	260,518
Total		260,518

Norway – 1.8%
Protector Forsikring	70,000	1,463,639
Total		1,463,639

Panama – 0.5%
Banco Latinoamericano de Comercio Exterior Cl. E	13,716	406,268
Total		406,268

Singapore – 0.0%
Midas Holdings [1,4]	400,000	0
Total		0

South Africa – 2.1%
CA Sales Holdings	147,597	88,527
Curro Holdings	258,594	150,187
KAL Group	17,606	37,183
PSG Financial Services	550,976	445,086
Stadio Holdings	3,686,928	944,118
Total		1,665,101

Sweden – 5.9%
Biotage	37,900	644,059
Bravida Holding	68,900	604,420
CDON [1]	25,000	418,068
Karnov Group [1]	145,381	897,766
OEM International Cl. B	118,850	1,165,849
Teqnion [1]	47,800	986,902
Total		4,717,064

Switzerland – 1.6%
Kardex Holding	2,400	673,283
LEM Holding	150	283,750
VZ Holding	2,900	353,717
Total		1,310,750

United Kingdom – 11.8%
Diploma	8,200	385,213
DiscoverIE Group	60,800	580,912
FDM Group Holdings	46,800	202,605
Genuit Group	54,600	303,908
Halma	18,700	558,900
Judges Scientific	6,156	792,519
Keystone Law Group	95,940	726,544
Marlowe [1]	112,600	739,014
Mortgage Advice Bureau Holdings	36,100	415,540
Restore	83,000	226,278
RWS Holdings	45,100	106,788
SThree	146,600	795,634
Team Internet Group	137,427	250,814
Vistry Group	201,008	3,120,537
YouGov	18,600	234,760
Total		9,439,966

United States – 41.7%
ACV Auctions Cl. A [1]	39,200	735,784
Air Lease Cl. A [2]	26,023	1,338,623
APi Group [1,2,3]	46,008	1,806,734
Arcosa	14,060	1,207,192
Artisan Partners Asset Management Cl. A	33,200	1,519,564
Atmus Filtration Technologies [1]	25,370	818,182
Blue Owl Capital Cl. A	49,752	938,323
Diodes [1,2,3]	7,000	493,500
Element Solutions [2]	36,400	909,272
Enovis [1]	11,966	747,277
Esab	15,120	1,671,818
EVI Industries [2]	79,273	1,973,898
FormFactor [1,2,3]	20,000	912,600
FTAI Aviation	21,360	1,437,528
GCM Grosvenor Cl. A	119,626	1,155,587
Griffon Corporation [2]	11,250	825,075
Hagerty Cl. A [1]	39,300	359,595
Innospec [2]	6,228	803,038
Kadant [2]	2,664	874,058
KBR [2]	18,240	1,161,158

Laureate Education [2]	50,000	728,500
Lindsay Corporation [2]	3,519	414,046
MarketWise Cl. A	123,100	212,963
Mesa Laboratories	2,859	313,718
Morningstar [2]	5,090	1,569,603
NewtekOne	45,300	498,300
nLIGHT [1]	73,100	950,300
PAR Technology [1,2,3]	24,241	1,099,572
PureTech Health [1]	20,000	56,166
Reddit Cl. A [1]	100	4,932
Richardson Electronics	11,356	104,589
Royal Gold	6,320	769,839
SEI Investments [2]	24,050	1,729,195
Transcat [1,2]	16,377	1,824,889
Vontier Corporation [2]	33,210	1,506,406
Total		33,471,824

TOTAL COMMON STOCKS
(Cost $55,866,185)		82,614,235

INVESTMENT COMPANIES– 0.6%
United States – 0.6%
VanEck Junior Gold Miners ETF	12,500	484,250
(Cost $547,814)		484,250

REPURCHASE AGREEMENT – 1.1%
Fixed Income Clearing Corporation,
4.75% dated 3/28/24, due 4/1/24,
maturity value $878,889 (collateralized
by obligations of U.S. Government
Agencies, 4.25% due 12/31/25, valued at $896,019)
(Cost $878,425)		878,425

TOTAL INVESTMENTS – 104.6%
(Cost $57,292,424)		83,976,910

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.6)%		(3,708,732)

NET ASSETS – 100.0%		$80,268,178

ADR – American Depository Receipt

[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of March 31, 2024. Total market value of pledged securities as of March 31, 2024, was $9,757,733.
[3]	As of March 31, 2024, a portion of these securities, in the aggregate amount of $2,422,007, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement.
[4]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value.

Securities are categorized by the country of their headquarters.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $57,473,291. As of March 31, 2024, net unrealized appreciation for all securities was $26,503,619, consisting of aggregate gross unrealized appreciation of $29,821,898 and aggregate gross unrealized depreciation of $3,318,279. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Valuation of Investments:

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013. Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). Investment transactions are accounted for on the trade date. Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of March 31, 2024. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	Level 1	Level 2	Level 3	Total
Common Stocks	$82,614,235	$ –	$0	$82,614,235
Investment Companies	484,250	–	–	484,250
Repurchase Agreement	–	878,425	–	878,425

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of March 31, 2024, is next business day and continuous.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of March 31, 2024, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of March 31, 2024, the Fund had outstanding borrowings of $4,000,000. During the three-month period ended March 31, 2024, the Fund had an average daily loan balance of $4,000,000. As of March 31, 2024, the aggregate value of rehypothecated securities was $2,422,007.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Royce Investment Partners (www.royceinvest.com) and on the Securities and Exchange Commission’s website (www.sec.gov).